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Flexible Payment Deferred Combination Fixed and Variable Annuity Application. Payment (or original of exchange/transfer request)
must accompany Application. Please make check payable to THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA (the "Company")
and address to: P.O. BOX 9230 GMF, Boston, MA 02205-9230.

----------------------------------------------------------------    ----------------------------------------------------------------
1. OWNER* (Applicants)                            (Please Print)    2. CO-OWNER* (OPTIONAL)

Name                                                                Name
----------------------------------------------------------------    ----------------------------------------------------------------
        First           Middle           Last                               First           Middle           Last
Address                                                                             _____ _____ _____
----------------------------------------------------------------    Date of Birth  |     |     |     |
        Street                                                                     |_____|_____|_____|
                                                                                    Month  Day   Year
----------------------------------------------------------------     __ __ __ __ __ __ __ __ __
        City            State            Zip                        |  |  |  |  |  |  |  |  |  |
                                             _____ _____ _____      |__|__|__|__|__|__|__|__|__|
Sex [ ] M [ ] F              Date of Birth  |     |     |     |     Tax ID or Social Security Number
                                            |_____|_____|_____|
                                             Month  Day   Year      ----------------------------------------------------------------
                                                                    3. SUCCESSER OWNER* (Optional)
 __ __ __ __ __ __ __ __ __                                         ----------------------------------------------------------------
|  |  |  |  |  |  |  |  |  |
|__|__|__|__|__|__|__|__|__|                                        Name
Tax ID or Social Security Number                                    ----------------------------------------------------------------
                                                                            First           Middle           Last
----------------------------------------------------------------                    _____ _____ _____
4. ANNUITANT* (If different from Owner)                             Date of Birth  |     |     |     |
----------------------------------------------------------------                   |_____|_____|_____|
                                                                                    Month  Day   Year
Name
----------------------------------------------------------------    __ __ __ __ __ __ __ __ __
        First           Middle           Last                         |  |  |  |  |  |  |  |  |
Address                                                             __|__|__|__|__|__|__|__|__|
----------------------------------------------------------------    Tax ID or Social Security Number
        Street

----------------------------------------------------------------    ----------------------------------------------------------------
        City            State            Zip                        5. CO-ANNUITANT* (Optional)
                                             _____ _____ _____      ----------------------------------------------------------------
Sex [ ] M [ ] F              Date of Birth  |     |     |     |
                                            |_____|_____|_____|     Name
                                             Month  Day   Year      ----------------------------------------------------------------
                                                                            First           Middle           Last
 __ __ __ __ __ __ __ __ __                                         Address
|  |  |  |  |  |  |  |  |  |                                        ----------------------------------------------------------------
|__|__|__|__|__|__|__|__|__|                                                Street
   Social Security Number
                                                                    ----------------------------------------------------------------
                                                                            City            State            Zip
                                                                                                                 _____ _____ _____
                                                                    Sex [ ] M [ ] F              Date of Birth  |     |     |     |
                                                                                                                |_____|_____|_____|
                                                                                                                 Month  Day   Year
                                                                     __ __ __ __ __ __ __ __ __
                                                                    |  |  |  |  |  |  |  |  |  |
                                                                    |__|__|__|__|__|__|__|__|__|
                                                                       Social Security Number
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6. BENEFICIARY  (Enclose signed letter if more information is required.)

Name
------------------------------------------------------------------------------------------------------------------------------------
        First       Middle       Last       Date of Birth  (mm/dd/yy)     Soc. Sec. #          Relationship

Name
------------------------------------------------------------------------------------------------------------------------------------
        First       Middle       Last       Date of Birth  (mm/dd/yy)     Soc. Sec. #          Relationship

------------------------------------------------------------------------------------------------------------------------------------

7. CONTINGENT BENEFICIARY

Name
------------------------------------------------------------------------------------------------------------------------------------
        First       Middle       Last       Date of Birth  (mm/dd/yy)     Soc. Sec. #          Relationship

====================================================================================================================================
8. INVESTMENT OPTIONS Allocate payment with application of $____________ as indicated below (Must total 100%) (Minimum initial investment of $5,000 for non-qualified plans and $2,000 for qualified plans):

____ % Manufacturers Adviser Pac Rim Emerging Mkts (008)        ____ % Founders Balanced (071)

____ % T. Rowe Price Science & Technology (016)                 ____ % Fidelity Aggr Asset Alloc (004)

____ % Founders Int'l Small Cap (006)                           ____ % Miller Anderson High Yield (076)

____ % Warburg Pincus Emerging Growth (020)                     ____ % Fidelity Mod Asset Alloc (003)

____ % Pilgrim Baxter Growth (022)                              ____ % Fidelity Cons Asset Alloc (002)

____ % Fred Alger Small/Mid Cap (011)                           ____ % Salomon Brothers Strategic Bond (015)

____ % Rowe Price-Fleming Int'l Stock (024)                     ____ % Oechsle Global Gov't Bond (010)

____ % Founders Worldwide Growth (026)                          ____ % Manufacturers Adviser Capital Growth Bond (080)

____ % Morgan Stanley Global Equity (009)                       ____ % Wellington Management Inv Quality Bond (018)

____ % Rosenberg Small Company Value (119)                      ____ % Salomon Brothers U.S. Gov't Securities (014)

____ % Fidelity Equity (001)                                    ____ % Manufacturers Adviser Money Market (019)

____ % Founders Growth (005)
                                                                FIXED ACCOUNTS
____ % Manufacturers Adviser Quant Equity (065)
                                                                ____ % 1 Yr (028)  ____ % 3 Yr (029)  ____ % 6 Yr (030)
____ % T. Rowe Price Blue Chip Growth (012)
                                                                LIFESTYLE PORTFOLIOS
____ % Manufacturers Adviser Real Estate Securities (068)
                                                                ____ % Cons 280 (179)        ____ % Mod 460 (180)
____ % Miller Anderson Value (066)
                                                                ____ % Bal 640 (181)         ____ % Growth 820 (182)
____ % J.P. Morgan Int'l Growth & Income (013)
                                                                ____ % Aggr 1000 (183)
____ % Wellington Management Growth & Income (017)

____ % T. Rowe Price Equity-Income (007)                        ================================================================
                                                                9. REMARKS


====================================================================================================================================

APP-VEN7-8                    *Unless subsequently changed in accordance with terms of Contract issued.                         9/97
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 10. PLAN SPECIFICS
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TYPE OF PLAN (Must be completed)

[ ] Non-Qualified or   [ ] IRA Rollover      [ ] IRA Transfer    [ ] IRA  Tax Year____________
                       [ ] Profit Sharing    [ ] 401(k)          [ ] SEP IRA  Tax Year________
                       [ ] Money Purchase    [ ] Keogh (HR-10)   [ ] 403(b) Check if ERISA [ ]
                       [ ] Defined Benefit   [ ] 457             [ ] Other Qualified _________

===================================================================================================

Will the purchase of this Annuity replace or change any other insurance or annuity? [ ] No  [ ] Yes
(If "Yes," state company and contract number in Remarks, and attach replacement forms.) If 1035 exchange, or any other transfer of assets, attach original of exchange form or letter.

===================================================================================================

Has Annuitant or applicant(s) any other annuities or insurance with the Company?  [ ] No  [ ] Yes
(If "Yes," list contract number in Remarks.)

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11. SIGNATURES (Irrevocable Beneficiary, if designated, must also sign application.)
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STATEMENT OF APPLICANT: I/We agree that the Contract I/we have applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity
Service Office of the first payment required under the Contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded. I/We agree to be bound by the representations made in this application and acknowledge the receipt of an effective
Prospectus describing the Contract applied for. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situation and needs. I/We understand that unless
I/we elect otherwise in the Remarks section, the Maturity Date will be the later of the Annuitant's
85th birthday, or 10 years from the Contract Date.

I/WE UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN
BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO
FIXED DOLLAR AMOUNT.

___________________________________________________________________________________________________
Signed in (State)     Date Signed     Signature of Owner/Applicant     Signature of Co-Owner

___________________________________________________________________________________________________
Signature of Annuitant        Signature of Co-Annuitant      Signature of Irrevocable Beneficiary
(if different from Owner)     (if different from Owner)      (if designated)

STATEMENT OF AGENT: Will this contract replace or change any existing life insurance or annuity in this or any other company?

[ ] Yes [ ] No If yes, please explain under Remarks. I certify I am authorized and qualified to discuss the Contract herein applied for.


___________________________________________________________________________________________________
Signature of Agent            Print Full Name                Name of Firm

___________________________________________________________________________________________________
Agent Number                  Agent Phone Number             State License ID Number

___________________________________________________________________________________________________

Broker/Dealer Use Only (Optional)
Plan T [ ]              Plan NT [ ]  (If left blank, Plan T will be selected.)
===================================================================================================
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12. OTHER
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APP-VEN7-8                                                                                       9/97

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Initial below each VENTURE service option you wish to elect.


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GUARANTEE PLUS PROGRAM (Minimum Payment $5,000)
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Owner please initial here ________.
The Company will allocate a portion of the payment with this applicable to the 6-year Fixed Account, such that, at the end of the 6-year period, the account will  have grown to an amount aaaat least equal to the total payment. The remaining balance will be allocated proportionally according to the investment selections on the application, which should total 100% excluding the amount allocated to the 6-year Fixed Account.



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CHECK PLUS - AUTOMATIC PURCHASE*
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Owner please initial here __________ .



I authorize the Company to collect $________ (minimum $30) starting the month of _____________ by initiating electronic debit entries to my bank account with the following frequency:
[ ] Monthly: [ ] 5th or [ ] 20th [ ] Quarterly (20th of January, April, July and October) When
utilizing Chech Plus I agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and agree to hold the Company harmless from any loss due to such electronic debits/transfers. (PLEASE ATTACH A VOIDED CHECK/WITHDRAWAL SLIP.)



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DOLLAR COST AVERAGING* (MINIMUM PAYMENT $6,000)
-----------------------------------------------------------------------------------------------------


Owner please initial here __________ .

I authorize the Company to transfer an amount (minimum $100) each month as indicated below.
Transfers are available from all variable and the one-year fixed investment options. A maximum of
10% from the one-year fixed investment option may be transferred monthly.
Please make first transfer on _____/_____/_____.
                              Month  Day   Year
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
Source Fund                       Destination Fund                  Amount
_______________________________   _______________________________   $_____________________________
_______________________________   _______________________________   $_____________________________
_______________________________   _______________________________   $_____________________________
_______________________________   _______________________________   $_____________________________
_______________________________   _______________________________   $_____________________________



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INCOME PLAN* (MINIMUM PAYMENT $12,000)
-----------------------------------------------------------------------------------------------------


Owner please initial here __________ .

I authorize withdrawals (minimum $100) from my Contract Value to commence as indicated below. A maximum of 10% of payments may be withdrawn annually. When utilizing the Income Plan, I agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and agree to hold the
Company harmless from any loss due to such electronic debits/transfers.
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From: ___________________________________________  $__________________________

From: ___________________________________________  $__________________________

From: ___________________________________________  $__________________________

From: ___________________________________________  $__________________________

From: ___________________________________________  $__________________________

Please indicate frequency: [ ] Monthly or [ ] Quarterly (January, April, July and October)
               Day of Withdrawal: [ ] 1st [ ] 7th [ ] 16th or [ ] 26th.
                           Please [ ] Withhold [ ] Do not withhold Federal Income Taxes

[    ] I wish to utilize Electronic Funds Transfer in the processing of my Income Plan.
       Please attach a voided check. Or, if different from owner, make check payable to:

___________________________________________________________________________________________________
First                   Middle                       Last

___________________________________________________________________________________________________
Street                  City                         State                  Zip

(Please allow 7 business days for receipt of check.)

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APP-VEN7-8          *Unless subsequently changed in accordance with terms of Contract issued.    9/97
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Initial below each VENTURE service option you wish to elect.

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TELEPHONE TRANSFER AUTHORIZATION
--------------------------------------------------------------------------------------------------------------------

OWNER PLEASE INITIAL HERE __________ .

I authorize the Company to act on transfer instructions given by telephone from any person who can furnish proper identification. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone transfer if the Company or such other person acted on telephone transfer instructions in good faith in reliance on this authorization.

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TELEPHONE WITHDRAWAL AUTHORIZATION
--------------------------------------------------------------------------------------------------------------------

OWNER PLEASE INITIAL HERE __________ .

I authorize the Company to act on withdrawal instructions given from any person who can furnish proper identification by telephone. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone withdrawal if the Company or such other person acted on telephone withdrawal instructions in good faith in reliance on this authorization. The minimum withdrawal amount is $1,000.

Withdrawal instructions may authorize Partial Withdrawals of up to $50,000.00 per account. (Full withdrawals are not permitted by telephone.) The check may only be payable to the owner of record (who must be individual) and may be mailed only to the address of record. The Company will not allow telephone withdrawals for the following accounts: a) An account on which the address has been changed in the last 30 days, b) Accounts over which a person has Power of Attorney, c) 403(b) accounts for which the owner is under 59 1/2, d) Custodial accounts, and e) Accounts with Market Timers as owners.

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AUTOMATIC REBALANCING
--------------------------------------------------------------------------------------------------------------------

OWNER PLEASE INITIAL HERE __________ .

If marked, the policyholder's contract value, excluding amounts in the fixed account investment options, will be automatically rebalanced to maintain the rebalancing percentage levels in the variable portfolios as selected below, based on the current total value of the eligible portfolios on the day of rebalancing.

You may change the rebalancing percentages or terminate your participation in the program by providing the Company with a completed Automatic Rebalancing Authorization form or by providing instructions via telephone to an authorized Company representative prior to the day the rebalancing will occur.

If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options.

Rebalancing will occur on the 25th of the month (or next business day), please indicate frequency:

[ ] Quarterly [ ] Semi-Annually (June & December) [ ] Annually (December)

 ASSET ALLOCATIONS (must total 100%):

____ % Manufacturers Adviser Pac Rim Emerging Mkts (008)    ____ % Founders Balanced (071)
____ % T. Rowe Price Science & Technology (016)             ____ % Fidelity Aggr Asset Alloc (004)
____ % Founders Int'l Small Cap (006)                       ____ % Miller Anderson High Yield (076)
____ % Warburg Pincus Emerging Growth (020)                 ____ % Fidelity Mod Asset Alloc (003)
____ % Pilgrim Baxter Growth (022)                          ____ % Fidelity Cons Asset Alloc (002)
____ % Fred Alger Small/Mid Cap (011)                       ____ % Salomon Brothers Strategic Bond (015)
____ % Rowe Price-Fleming Int'l Stock (024)                 ____ % Oechsle Global Gov't Bond (010)
____ % Founders Worldwide Growth (026)                      ____ % Manufacturers Adviser Capital Growth Bond (080)
____ % Morgan Stanley Global Equity (009)                   ____ % Wellington Management Inv Quality Bond (018)
____ % Rosenberg Small Company Value (119)                  ____ % Salomon Brothers U.S. Gov't Securities (014)
____ % Fidelity Equity (001)                                ____ % Manufacturers Adviser Money Market (019)
____ % Founders Growth (005)
____ % Manufacturers Adviser Quant Equity (065)             LIFESTYLE PORTFOLIOS
____ % T. Rowe Price Blue Chip Growth (012)                 ____ % Cons 280 (179)
____ % Manufacturers Adviser Real Estate Securities (068)   ____ % Mod 460 (180)
____ % Miller Anderson Value (066)                          ____ % Bal 640 (181)
____ % J.P. Morgan Int'l Growth & Income (013)              ____ % Growth 820 (182)
____ % Wellington Management Growth & Income (017)          ____ % Aggr 1000 (183)
____ % T. Rowe Price Equity-Income (007)

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APP-VEN7-8            *Unless subsequently changed in accordance with terms of Contract issued.                 9/97
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